UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):   May 6, 2008

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Boulevard Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

(469) 398-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           After twelve years of service, on May 6, 2008, Lord Robin Renwick, a current member of the Board of Directors of Fluor Corporation (“Fluor”) and also the Chairman of the Governance Committee and member of the Audit and Executive Committees, notified the Board of his decision to retire from the Board of Directors immediately following its August 1st meeting.

(e)           On May 7, 2008, at our annual shareholders meeting, Fluor’s shareholders approved the Fluor 2008 Executive Performance Incentive Plan (the “2008 Plan”).  The 2008 Plan will be administered by Fluor’s Organization & Compensation Committee and/or one or more other committees of Fluor’s Board of Directors.  The 2008 Plan will replace the Fluor Corporation 2003 Executive Performance Incentive Plan (the “2003 Plan”), which will be terminated, except with respect to awards previously granted under the 2003 Plan.

The 2008 Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, incentive awards and stock unit awards to eligible Fluor employees who are either officers, key employees or members of Fluor’s executive management team, or who are prospective employees who are to be officers, key employees or members of Fluor’s executive management team, or to selected consultants or advisors to Fluor or any of its subsidiaries or affiliates.  Under the 2008 Plan, the aggregate number of shares of Fluor common stock that can be issued may not exceed 5,500,000 shares plus the number of shares that are subject to outstanding awards under prior plans but which are not thereafter issued upon exercise of settlement of such awards.  The number of shares of Fluor common stock that may be issued under the plan will be reduced by 1.75 times the number of shares issued upon settlement of an award, other than a stock option or stock appreciation right. The number of shares subject to the 2008 Plan and to outstanding awards under the 2008 Plan shall be adjusted appropriately by the Board if Fluor’s common stock is affected through a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than quarterly cash dividends) or other distribution, stock split, spin-off or sale of substantially all of Fluor’s assets.

The aggregate number of shares subject to stock options and stock appreciation rights granted under the 2008 Plan during any calendar year to any one participant may not exceed 750,000. The aggregate number of shares issued, issuable or underlying any incentive awards denominated in shares, restricted stock awards or stock unit awards (other than stock units issued or issuable upon exercise of stock options) granted under the 2008 Plan during any calendar year to any one participant may not exceed 250,000. The maximum amount payable as an incentive award that is settled for cash may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of an incentive award granted for any fiscal year to any person that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code may not exceed $5 million.

The 2008 Plan has a number of special terms and limitations, including without limitation that the exercise price for stock options and stock appreciation rights granted under the 2008 Plan must equal the stock’s fair market value, based on the closing price per share of Fluor’s common stock, at the time the stock option or stock appreciation right is granted, subject to a limited exception for certain stock options assumed in corporate transactions; stock options and stock appreciation rights granted under the 2008 Plan may not be “repriced” without shareholder approval; stock-based awards under the 2008 Plan are subject to either three-year or one-year minimum vesting requirements, subject to exceptions for death, disability or termination of employment of an employee or upon a change of control; non-employee directors may not participate under the 2008 Plan; and shareholder approval is required for certain types of amendments to the 2008 Plan.

The foregoing summary description of the 2008 Plan is qualified in its entirety by reference to the actual terms of the 2008 Plan, which is attached hereto as Exhibit 10.1.  For additional information regarding the 2008 Plan, refer to Proposal 4 (Approval of the Fluor 2008 Executive Performance Incentive Plan) on pages 50-59 of our 2008 Proxy Statement, as filed with Securities and Exchange Commission on March 14, 2008, which is incorporated herein by this reference.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On May 7, 2008, the shareholders of Fluor approved an amendment to Article Fourth of the Amended and Restated Certificate of Incorporation of Fluor Corporation, effective as of May 7, 2008, to increase the authorized number of shares of common stock from 150,000,000 to 375,000,000.  The Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and the text thereof is incorporated herein by reference.  The Amended and Restated Certificate of Incorporation became effective upon filing of the amended and restated certificate on May 7, 2008 with the Secretary of State of the State of Delaware.

Item 8.01.              Other Events.

On May 7, 2008, Fluor announced that its Board of Directors had approved a two-for-one stock split of Fluor’s common stock.  The stock split will be effected by the issuance of a dividend of one share of Fluor’s common stock for every share of its common stock issued and outstanding as of the record date of June 16, 2008.  The additional shares will be issued by Fluor’s transfer agent, BNY Mellon Shareholder Services, on July 16, 2008.  A copy of Fluor’s press release announcing the stock split is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

                (d)           Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Fluor Corporation.

10.1	Fluor Corporation 2008 Executive Performance Incentive Plan.

99.1	Press Release issued by Fluor Corporation on May 7, 2008 announcing a 2-for-1 stock split in the form of a stock dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 9, 2008	FLUOR CORPORATION

	By:	/s/ Carlos M. Hernandez
Carlos M. Hernandez
Chief Legal Officer and Secretary

FLUOR CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Fluor Corporation.

10.1	Fluor Corporation 2008 Executive Performance Incentive Plan.

99.1	Press Release issued by Fluor Corporation on May 7, 2008 announcing a 2-for-1 stock split in the form of a stock dividend.